VAN KAMPEN SERIES FUND, INC.,
on behalf of its series,
VAN KAMPEN GLOBAL FRANCHISE FUND

Supplement dated August 7, 2009
to the
Class A Shares, Class B Shares and Class C Shares Prospectus
dated November 1, 2008,
as previously supplemented on April 29, 2009, November 20, 2008 and November 1, 2008
and the Class I Shares Prospectus
dated November 1, 2008,
as previously supplemented on April 29, 2009
and November 1, 2008

The section of the Prospectus entitled “Purchase of Shares” is supplemented with the following:

Effective August 10, 2009, Van Kampen Global Franchise Fund will reopen to new investors. All requirements and conditions for the purchase of shares as described in the Fund’s Prospectus apply to orders received in this reopening of the Fund, including the right to refuse any order or to suspend the sale of the Fund’s shares in response to market conditions or for other reasons. The Fund may terminate this offering without any prior notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

GLFSPT3 8/09